EXHIBIT 32.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, for the purposes of 18 U.S.C. Section 1350, in his capacity as an officer of General Steel Holdings, Inc. (the "Company"), that, to his knowledge:

     (a) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated:  March 31, 2006



                                    /S/ Zuo Sheng Yu
                                    --------------------
                                    Zuo Sheng Yu
                                    Chief Executive Officer and President